© 2025 CRS Holdings, LLC. All rights reserved. CARPENTER TECHNOLOGY CORPORATION 1st Quarter Fiscal Year 2026 Earnings Call October 23, 2025

© 2025 CRS Holdings, LLC. All rights reserved. Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 30, 2025, and the exhibits attached to that filing. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, energy, transportation, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange and interest rates; (6) the effect of government trade actions, including tariffs; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain a qualified workforce and key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the impact of potential cyber attacks and information technology or data security breaches; (17) the ability of suppliers to meet obligations due to supply chain disruptions or otherwise; (18) the ability to meet increased demand, production targets or commitments; (19) the ability to manage the impacts of natural disasters, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments; (20) geopolitical, economic, and regulatory risks relating to our global business, including geopolitical and diplomatic tensions, instabilities and conflicts, such as the war in Ukraine, the war between Israel and HAMAS, the war between Israel and Hezbollah, Houthi attacks on commercial shipping vessels and other naval vessels as well as compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (21) challenges affecting the commercial aviation industry or key participants including, but not limited to production and other challenges at The Boeing Company; (22) the impact of a continued shutdown of the U.S. government; and (23) the consequences of the announcement, maintenance or use of Carpenter Technology’s share repurchase program. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. 2

© 2025 CRS Holdings, LLC. All rights reserved. 3 1st QUARTER FISCAL YEAR 2026 Tony Thene | Chairman of the Board and Chief Executive Officer

© 2025 CRS Holdings, LLC. All rights reserved. 4 Safety is Our Highest Value 2.2 2.0 1.2 1.3 1.1 0.6 1.0 1.7 1.8 1.4 1.6 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26 YTD Total case incident rate

Quarter Performance: record operating income and operating margins

Strong execution delivering record quarterly profit

Adjusted Operating Income ($M) *



+31%
117
153
Q1 FY25
Q1 FY26

- Adjusted operating income up 31% year-over-year
- Adjusted operating income exceeds Q4 FY25, our previous record

SAO continues to expand adjusted operating margins

SAO Adjusted Operating Margin (%) *



26.3
30.5
32.0
Q1 FY25
Q4 FY25
Q1 FY26

- SAO operating income of $170.7 million, up 27% year-over-year
- Margin expansion from higher productivity, improving mix and pricing actions

Aerospace and Defense demand continues to strengthen

Accelerating demand with bookings for aerospace alloys up 23% sequentially

Pricing remains elevated and consistently increasing

Operating in strong pricing environment for both long-term agreements (LTA) and non-LTA business

CARPENTER TECHNOLOGY
© 2025 CRS Holdings, LLC. All rights reserved.
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*Detailed schedule included in Non-GAAP Schedules in Appendix.

First Quarter Fiscal Year 2026 Net Sales

MARKET	Q1-26 NET SALES EX. SURCHARGE ($M)*	% NET SALES EX. SURCHARGE	VS. Q4-25	VS. Q1-25
AEROSPACE & DEFENSE	$388.3	64%	↑ +1%	↑ +11%
MEDICAL	$61.6	10%	↓ -20%	↓ -16%
ENERGY	$42.5	7%	↓ -5%	↑ +8%
TRANSPORTATION	$17.9	3%	↓ -19%	↓ -15%
INDUSTRIAL & CONSUMER	$75.0	12%	↓ -1%	↑ +4%

Aerospace and Defense demand environment continues to tighten as build rates ramp

- Aerospace results driven by engine demand with ramping production and elevated MRO activity
- Medical customers maintain positive outlook with increasing patient procedures
- Power generation demand continues to accelerate for new builds of industrial gas turbines (IGT)
- Overall, long-term demand remains robust, with accelerating bookings

*Excludes sales through Carpenter's Distribution businesses.

CARPENTER TECHNOLOGY
© 2025 CRS Holdings, LLC. All rights reserved.
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© 2025 CRS Holdings, LLC. All rights reserved. 7 1st QUARTER FISCAL YEAR 2026 FINANCIAL OVERVIEW Tim Lain | Senior Vice President and Chief Financial Officer

© 2025 CRS Holdings, LLC. All rights reserved. 8*Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions, except per share amounts Q1-26 Q4-25 Q1-25 SEQUENTIAL CHANGE YEAR-OVER- YEAR CHANGE Pounds (‘000) 46,424 48,746 51,568 (2,322) (5,144) Net Sales 733.7 755.6 717.6 (21.9) 16.1 Net Sales ex. Surcharge Revenue* 603.1 623.7 577.4 (20.6) 25.7 Gross Profit 216.4 213.9 176.3 2.5 40.1 Selling, General and Administrative Expenses 63.1 62.5 59.1 0.6 4.0 Operating Income 153.3 151.4 113.6 1.9 39.7 Special Item included in Operating Income — — 3.6 — (3.6) Adjusted Operating Income ex. Special Item* 153.3 151.4 117.2 1.9 36.1 Adjusted Operating Margin ex. Surcharge Rev. and Special Item* 25.4% 24.3% 20.3% 1.1% 5.1% Effective Tax Rate ex. Special Item 15.4% 19.7% 16.4% (4.3%) (1.0%) Net Income 122.5 111.7 84.8 10.8 37.7 Earnings per Diluted Share $2.43 $2.21 $1.67 $0.22 $0.76 Adjusted Earnings per Diluted Share ex. Special Item* $2.43 $2.21 $1.73 $0.22 $0.70 Income Statement Summary

© 2025 CRS Holdings, LLC. All rights reserved. 9 SAO Segment Summary • Net sales excluding surcharge increased 5% year-over-year, driven by Aerospace and Defense and Energy end-use markets • Record operating income, up 2% sequentially and 27% year-over- year, the result of increased productivity, improved product mix and realized benefits of pricing actions • Record adjusted operating margin, the fifteenth consecutive quarter with margin expansion • Maintaining focus on increasing productivity while managing operating costs closely and optimizing product mix • Available effective capacity impacted by holidays and upgrades to key testing workcenters • Q2-26 operating income expected to be in the range of $168 million to $172 million $ millions Q1-26 Q4-25 Q1-25 SEQUENTIAL CHANGE YEAR-OVER- YEAR CHANGE Pounds ('000) 44,750 46,872 50,100 (2,122) (5,350) Net Sales 659.6 674.1 645.1 (14.5) 14.5 Net Sales ex. Surcharge Revenue* 533.9 548.0 510.9 (14.1) 23.0 Operating Income 170.7 167.0 134.5 3.7 36.2 Adjusted Operating Margin ex. Surcharge Revenue* 32.0% 30.5% 26.3% 1.5% 5.7% Q1-26 Business Results Q2-26 Outlook *Detailed schedule included in Non-GAAP Schedules in Appendix.

© 2025 CRS Holdings, LLC. All rights reserved. 10 PEP Segment Summary • Net sales excluding surcharge were down 10% sequentially and 6% year-over-year reflecting increasing sales in Aerospace and Defense more than offset by reductions in Medical and Distribution • Year-over-year improvement in operating income despite lower sales reflects improving product mix • Continuing to drive actions to enhance productivity and throughput rates across manufacturing facilities to support current demand levels while managing costs • Q2-26 operating income expected to be in line with Q1-26 results *Pounds includes only Dynamet and Additive businesses. **Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions Q1-26 Q4-25 Q1-25 SEQUENTIAL CHANGE YEAR-OVER- YEAR CHANGE Pounds ('000)* 2,284 2,674 2,634 (390) (350) Net Sales 93.6 104.6 100.8 (11.0) (7.2) Net Sales ex. Surcharge Revenue** 87.2 97.1 92.4 (9.9) (5.2) Operating Income 9.4 11.7 7.3 (2.3) 2.1 Adjusted Operating Margin ex. Surcharge Revenue** 10.8% 12.0% 7.9% (1.2%) 2.9% Q1-26 Business Results Q2-26 Outlook

© 2025 CRS Holdings, LLC. All rights reserved. Ongoing cash flow generation to start fiscal year… 11 …And maintaining healthy liquidity and strong balance sheet …While executing against planned capital allocation priorities… • Repurchased $49.1 million of stock during current quarter; total of $151.0 million of stock repurchases completed against $400.0 million authorization • Funded consistent quarterly cash dividend • Brownfield capacity expansion project is on schedule and on budget • Generated $39.2 million in cash from operating activities • Spent $42.6 million in capital expenditures including recently announced brownfield capacity expansion • Expect to generate $240 million to $280 million of adjusted free cash flow in fiscal year 2026 net of $175 million to $185 million of spending related to brownfield capacity expansion project • Liquidity remains healthy at $556.9 million including $208.0 million of cash and $348.9 million of available borrowings under Credit Facility • Net Debt/EBITDA (<1.0x) remains at historic lows with no near-term debt maturities Capital Allocation: Repurchasing shares while investing in brownfield capacity expansion

© 2025 CRS Holdings, LLC. All rights reserved. 12 1st QUARTER FISCAL YEAR 2026 CLOSING COMMENTS Tony Thene | Chairman of the Board and Chief Executive Officer

Addressing frequently asked questions in Q1 FY26

Pricing remains strong in current demand environment

Non-LTA pricing remains strong with broad demand across end-use markets

- Long-standing customers demanding highly specified material solutions
- No ‘spot’ market, given specialization of portfolio

Completed negotiations on multiple LTAs with significant pricing increases

- Aerospace supply chain remains confident in long-term demand
- Customers focused on surety of supply

Strengthening demand in Aerospace and Defense end-use market

Aerospace and Defense bookings up 23% sequentially

Nickel-based superalloys are in short supply, with few qualified producers globally and rapidly accelerating demand

Build rates continue to ramp across platforms

In addition, demand accelerating for defense and space applications

Continued confidence in earnings guidance for FY26 and FY27



Adjusted Operating Income ($M)
26%-33%
525
660-700
765-800
FY25 Actual*
FY26 Outlook
FY27 Target

- Expect cash generation of $240 million to $280 million in FY26, net of brownfield expenditures
- FY27 is not the peak with market dynamics strengthening and additional capacity coming online

*Includes adjustment of $3.6 million of special items

CARPENTER TECHNOLOGY © 2025 CRS Holdings, LLC. All rights reserved.
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© 2025 CRS Holdings, LLC. All rights reserved. 14 • Operating in accelerating demand environment, especially in the Aerospace and Defense end-use market • Fundamental supply-demand imbalance will grow as material demand accelerates • Anticipate strengthening volume, productivity, product mix and continued favorable pricing actions for our differentiated products, given the continued supply gap • Strong balance sheet and cash flow generation enables balanced approach to capital allocation • Investing in brownfield capacity expansion that will accelerate earnings growth but will NOT materially impact supply-demand imbalance • Returning cash to shareholders through a longstanding dividend and robust share repurchase program *Detailed schedule included in Non-GAAP Schedules in Appendix. STRONG MARKET POSITION BALANCED CAPITAL ALLOCATION ATTRACTIVE EARNINGS OUTLOOK • Completed record fiscal quarter with Q1 profits up 31% year-over-year • SAO continues to expand adjusted operating margins, now 32.0%* • FY26 operating income expected to be 26% to 33% higher than record FY25 with meaningful cash generation • Committed to FY27 target with opportunities to exceed • FY27 is not the peak of earnings growth

© 2025 CRS Holdings, LLC. All rights reserved. 15 APPENDIX OF NON-GAAP SCHEDULES

© 2025 CRS Holdings, LLC. All rights reserved. 16 Cash Flow & Liquidity Summary The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions Q1-26 Q4-25 Q1-25 Net Income + Noncash Items 173.8 156.3 128.7 Inventory 15.6 33.0 (16.8) Working Capital / Other (144.3) 75.0 (62.1) Total Net Working Capital / Other (128.7) 108.0 (78.9) Pension Plan Contributions (5.9) (6.3) (9.6) Net Cash Provided from Operating Activities 39.2 258.0 40.2 Purchases of Property, Plant, Equipment and Software (42.6) (58.0) (26.9) Proceeds from Disposals of Property, Plant and Equipment and Assets Held for Sale — 1.3 — Adjusted Free Cash Flow* (3.4) 201.3 13.3 $ millions Q1-26 Q4-25 Q1-25 Cash 208.0 315.5 150.2 Available Borrowing Under Credit Facility 348.9 348.9 348.9 Total Liquidity 556.9 664.4 499.1 • Repurchased 200,000 shares ($49.1 million) in Q1-26 against $400.0 million repurchase program • Funded consistent quarterly cash dividend of $0.20 per share ($10.1 million)

© 2025 CRS Holdings, LLC. All rights reserved. 17 $ millions Q1-26 Q4-25 Q1-25 Net Sales 733.7 755.6 717.6 Less: Surcharge Revenue 130.6 131.9 140.2 Net Sales ex. Surcharge Revenue 603.1 623.7 577.4 Operating Income 153.3 151.4 113.6 Special Item: Restructuring and asset impairment charges — — 3.6 Adjusted Operating Income ex. Special Item 153.3 151.4 117.2 Operating Margin 20.9% 20.0% 15.8% Adjusted Operating Margin ex. Surcharge Revenue and Special Item 25.4% 24.3% 20.3% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Adjusted Operating Margin ex. Surcharge Revenue and Special Item Non-GAAP Schedules

© 2025 CRS Holdings, LLC. All rights reserved. 18 SAO SAO SAO PEP PEP PEP $ millions Q1-26 Q4-25 Q1-25 Q1-26 Q4-25 Q1-25 Net Sales 659.6 674.1 645.1 93.6 104.6 100.8 Less: Surcharge Revenue 125.7 126.1 134.2 6.4 7.5 8.4 Net Sales ex. Surcharge Revenue 533.9 548.0 510.9 87.2 97.1 92.4 Operating Income 170.7 167.0 134.5 9.4 11.7 7.3 Operating Margin 25.9% 24.8% 20.8% 10.0% 11.2% 7.2% Adjusted Operating Margin ex. Surcharge Revenue 32.0% 30.5% 26.3% 10.8% 12.0% 7.9% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Adjusted Segment Operating Margin ex. Surcharge Revenue Non-GAAP Schedules

© 2025 CRS Holdings, LLC. All rights reserved. 19 $ millions, except per share amounts Q1-26 Q4-25 Q1-25 Earnings per Diluted Share $2.43 $2.21 $1.67 Net Income 122.5 111.7 84.8 Special Item, net of tax: Restructuring and asset impairment charges — — 2.7 Special Item, net of tax: — — 2.7 Net Income Excluding Special Item 122.5 111.7 87.5 Adjusted Earnings per Diluted Share Excluding Special Item $2.43 $2.21 $1.73 Adjusted Earnings per Diluted Share Non-GAAP Schedules Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

© 2025 CRS Holdings, LLC. All rights reserved. 20 $ millions Q1-26 Q4-25 Q1-25 Net Cash Provided from Operating Activities 39.2 258.0 40.2 Purchases of Property, Plant, Equipment and Software (42.6) (58.0) (26.9) Proceeds from Disposals of Property, Plant and Equipment and Assets Held for Sale — 1.3 — Adjusted Free Cash Flow (3.4) 201.3 13.3 Management believes that the adjusted free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. The clerical accuracy of certain amounts may be impacted due to rounding. Non-GAAP Schedules Adjusted Free Cash Flow

For additional information, please contact info@cartech.com | 610 208 2000 https://www.carpentertechnology.com Carpenter Technology Corporation (NYSE: CRS) is a recognized leader in high-performance specialty alloy materials and process solutions for critical applications in the aerospace and defense, medical, and other markets. Founded in 1889, Carpenter Technology has evolved to become a pioneer in premium specialty alloys including nickel, cobalt, and titanium and material process capabilities that solve our customers' current and future material challenges. Your trusted partner in innovation. 2 1